UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 27, 2014

Date of report (Date of earliest event reported)

XPO Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park

Greenwich, CT 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 6, 2014, XPO Logistics, Inc. (the “Company”) announced that it had entered into a definitive Agreement and Plan of Merger with Pacer International, Inc., a Tennessee corporation (“Pacer”), and Acquisition Sub, Inc., a Tennessee corporation and wholly owned subsidiary of the Company, providing for the acquisition of Pacer by the Company.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma financial information contemplated by Article 11 of Regulation S-X for the Pacer acquisition.

The consolidated balance sheets of Pacer and subsidiaries as of December 31, 2012 and December 31, 2011 and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2012, December 31, 2011 and December 31, 2010 and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The condensed consolidated balance sheets of Pacer and subsidiaries as of September 30, 2013 and December 31, 2012, and the related condensed consolidated statements of comprehensive income, stockholders’ equity and cash flows for the nine months ended September 30, 2013 and September 30, 2012 and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

23.1	Consent of KPMG LLP, independent registered public accounting firm

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of September 30, 2013, and statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of Pacer International, Inc. and subsidiaries as of December 31, 2012 and December 31, 2011, and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2012, December 31, 2011 and December 31, 2010 and the notes related thereto

99.3	Financial Statements of Businesses Acquired

(i) Condensed consolidated balance sheets of Pacer International, Inc. and subsidiaries as of September 30, 2013 and December 31, 2012, and the related condensed consolidated statements of comprehensive income, stockholders’ equity and cash flows for the nine months ended September 30, 2013 and September 30, 2012 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XPO Logistics, Inc.

/s/ John J. Hardig
John J. Hardig
Chief Financial Officer

Date: January 27, 2014

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of September 30, 2013, and statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of Pacer International, Inc. and subsidiaries as of December 31, 2012 and December 31, 2011, and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2012, December 31, 2011 and December 31, 2010 and the notes related thereto

99.3	Financial Statements of Businesses Acquired

(i) Condensed consolidated balance sheets of Pacer International, Inc. and subsidiaries as of September 30, 2013 and December 31, 2012, and the related condensed consolidated statements of comprehensive income, stockholders’ equity and cash flows for the nine months ended September 30, 2013 and September 30, 2012 and the notes related thereto

4